GMAC RFC (Graphic Omitted)

                   Banc of America Securities (Logo Omitted)

----------------------------------------------------------------
                           RMBS NEW ISSUE TERM SHEET


                   $1,796,750,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-KS10

                          RASC SERIES 2003-KS10 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                               NOVEMBER 14, 2003



Banc of America Securities
LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                              RASC SERIES 2003-KS10

-------------------------------------------------------------------------------------------------------------
                                CERTIFICATES (9)
-------------------------------------------------------------------------------------------------------------

   Class      Loan     Expected    Interest Principal Expected      Expected      Final         Expected
                                                                    Principal
                                                                     Window       Scheduled o    Ratings
                                                      WAL (yrs)       (mos)       Distributi n (Moody's /
              Group  Size ($) (1)    Type     Type    CALL/MAT      CALL/MAT      Date (6)     S&P/Fitch)
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-1(3)       I     217,100,000   Floating   SEQ     0.90/0.90    1-20 / 1-20    4/25/2021    Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-2(3)       I     96,600,000      Fixed    SEQ     2.10/2.10   20-31 / 20-31   5/25/2026    Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-3(3)       I     68,500,000      Fixed    SEQ     3.00/3.00   31-44 / 31-44   5/25/2029    Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-4(3)       I     81,100,000      Fixed    SEQ     5.00/5.00   44-94 / 44-94   3/25/2032    Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-5(2)(3)  I  39,800,000  Fixed  SEQ  8.55/11.72  94-103 /  94-221  12/25/2033
Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
A-I-6(3)(7)  I  55,900,000  Fixed  NAS  6.50/6.64  38-103  /  38-219  12/25/2033
Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
M-I-1(3)(8)  I  35,750,000  Fixed  MEZ  5.73/6.29  37-103  /  37-179  12/25/2033
Aa2/AA/AA
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
M-I-2(3)(8) I 29,250,000 Fixed MEZ 5.73/6.22 37-103 / 37-164 12/25/2033 A2/A+/A
------------- ------ ------------- -------- --------- ---------- ---------------- ---------- ----------------
M-I-3(3)(8)    I     22,750,000      Fixed    MEZ     5.73/6.06  37-103 / 37-144  12/25/2033  Baa2/BBB/BBB
------------- ------ ------------- -------- --------- -------------------------------------------------------
A-II-A(2)(3)(4II-A   483,000,000   Floating Pass-Thru                     *Not Offered*
------------- ------ ------------- -------- --------- ---------- --------------- ----------- ----------------
A-II-B(2)(3)(5II-B   483,000,000   Floating Pass-Thru 2.01/2.17   1-67 / 1-147   12/25/2033    Aaa/AAA/AAA
------------- ------ ------------- -------- --------- ---------- --------------- ----------- ----------------
M-II-1(2)(3)(8)II    80,500,000    Floating   MEZ     4.34/4.72  42-67 / 42-121  12/25/2033     Aa2/AA/AA
------------- ------ ------------- -------- --------- ---------- --------------- ----------- ----------------
M-II-2(2)(3)(8)II    63,250,000    Floating   MEZ     4.13/4.45  39-67 / 39-109  12/25/2033      A2/A/A+
------------- ------ ------------- -------- --------- ---------- --------------- ----------- ----------------
M-II-3(2)(3)(8)II    40,250,000    Floating   MEZ     4.05/4.24  38-67 / 38-92   12/25/2033   Baa2/BBB/BBB+
------------- ------ ------------- -------- --------- ---------- --------------- ----------- ----------------

STRUCTURE:

(1) The size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The pass-through rate on the Class A-I-5 Certificates will increase by [0.50]% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the related Optional Termination Dates.

(3) The Offered Certificates may be subject to the applicable Net WAC Cap.

(4) Not offered hereby but will be offered via the prospectus.

(5) The Class A-II-B Certificates may be split into two or three classes which may pay concurrently, sequentially or as otherwise described in the prospectus supplement. References to Class A-II-B Certificates in this Term Sheet refer to the aggregate of these classes issued.

(6) For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no excess cashflow on any distribution date. For all other certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

(7) Principal Lockout Bond.

(8) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.

(9) The Offered Certificates are priced to the related Optional Termination Date
and   the    applicable    Pricing   Speed   for   the   related   loan   group.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


LOAN GROUP I 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

LOAN GROUP II 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS


TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2003-KS10

ISSUER: RASC Series 2003-KS10 Trust

OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II Certificates"). The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates". Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates"). Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates"). The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates". The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

MASTER SERVICER: Residential Funding Corporation

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 85.43% of the Mortgage Loans in Loan Group I and 92.78% of the Mortgage Loans in Loan Group II.

TRUSTEE: JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation

JOINTLEAD  MANAGERS:  Banc of America  Securities  LLC and Credit  Suisse  First
     Boston

CO-MANAGERS:  Citigroup Global Markets Inc. and Residential  Funding  Securities
     Corporation

STATISTICAL CUT-OFF DATE: October 1, 2003

CUT-OFF DATE: November 1, 2003

CLOSING DATE: On or about November 25, 2003

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in December 2003.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                          SUMMARY OF TERMS (CONTINUED)

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL  TERMINATION  DATE: If the aggregate  principal  balance of either Loan
     Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

EXPENSE FEE RATE: With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens (96.54%) and second liens (3.46%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties. Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          SUMMARY OF TERMS (CONTINUED)

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE: With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.

GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-I
     Certificates  (except  for the  Class  A-I-1  Certificates)  and  Class M-I
     Certificates may be subject to a cap equal to the weighted average of the Net Mortgage Rates on the Loan Group I Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs.

CLASSA-I-1 NET WAC CAP: The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET  WAC  CAP  SHORTFALL:  With  respect  to  each  class  of  Class  A-I
     Certificates and M-I Certificates, and any Distribution Date on which the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap (or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates) did not apply, over
     (ii) accrued certificate interest calculated using the Group I Net WAC Cap(or the Class A-I-1 Net WAC Cap in the case of the Class A-I-1 Certificates).

GROUPI NET WAC CAP SHORTFALL CARRY-FORWARD AMOUNT: With respect to each class of
     Class A-I Certificates and the Class M-I Certificates and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

GROUPII NET WAC CAP: The pass-through  rates of the Class A-II  Certificates and
     Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII  BASIS  RISK  SHORTFALL:  With  respect  to each  class  of  Class  A-II
     Certificates and Class M-II Certificates, and any Distribution Date on which the Group II Net WAC Cap is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          SUMMARY OF TERMS (CONTINUED)

GROUPII BASIS RISK SHORTFALL  CARRY-OVER  AMOUNT:  With respect to each class of
     Class A-II Certificates and Class M-II Certificates, and any Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under Excess Cashflow Distributions. No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls will be covered by excess cash flow in the current period. Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

INTEREST ACCRUAL PERIOD:  Class A-I-1 Certificates,  Class A-II Certificates and
     Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING COMPENSATION: With respect to any Distribution Date in the respective loan group, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

COUPON STEP UP: If the Master  Servicer  does not  purchase the  remaining  Loan
     Group I Mortgage Loans on the related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group II Mortgage Loans on the related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

CREDIT ENHANCEMENT: Credit enhancement for the structure is provided by the following:

(1) Excess Cashflow;

(2) Overcollateralization;

(3) Cross-collateralization; and (4) Subordination.

EXPECTED CREDIT SUPPORT PERCENTAGE:

              LOAN GROUP I                          LOAN GROUP II
               Initial                             Initial
                Credit    After Stepdown           Credit    After Stepdown
   Class       Support       Support      Class    Support      Support
     A          14.00%        33.50%        A      16.00%        37.80%
    M-1          8.50%        22.50%       M-1      9.00%        23.80%
    M-2          4.00%        13.50%       M-2      3.50%        12.80%
    M-3          0.50%         6.50%       M-3      0.00%         5.80%

For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target.


SUBORDINATION PERCENTAGE:

           LOAN GROUP I                          LOAN GROUP II
           ------------                          -------------
 Class       Subordination Percentage   Class    Subordination Percentage
 -----       ------------------------   -----    ------------------------
   A                 66.50%               A              62.20%
  M-1                77.50%              M-1             76.20%
  M-2                86.50%              M-2             87.20%
  M-3                93.50%              M-3            94. 20%

EXCESS CASHFLOW: For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and
(y) the related principal remittance amount and (b) any related overcollateralization reduction amounts.

Excess Cashflow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                         CREDIT ENHANCEMENT (CONTINUED)

OVERCOLLATERALIZATION AMOUNT: The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Offered Certificates, resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required OC Target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the December 2003 Distribution Date with respect to both loan groups.

OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution Date and
     Loan Group I (i) prior to the Stepdown Date, an amount equal to 3.25% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.50% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the OC Target for the immediately preceding Distribution Date. With respect to any Distribution Date and Loan Group II (i) prior to the Stepdown Date, an amount equal to 2.90% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 5.80% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the OC Target for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR: For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

STEPDOWN DATE: For each group of certificates, the earlier to occur of (1) the first Distribution Date on which the balance of the Class A Certificates has been reduced to zero or (2) the later to occur of (x) the Distribution Date in December 2006 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT PERCENTAGE: The Specified Enhancement Percentage is 33.50% for Loan Group I and 37.80% for Loan Group II.

SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                         CREDIT ENHANCEMENT (CONTINUED)


TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the Stepdown Date if either (i) the product of (a) [1.61] in the case of Loan Group I and [1.98] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or
     (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

CUMULATIVE REALIZED LOSS  PERCENTAGE:

DISTRIBUTION DATES (LINEAR TRIGGER)

                       LOAN GROUP I                      LOAN GROUP II

Months  37-48          [2.50]%  with  respect to         [3.50]% with respect to Month
                       Month 37, plus an                 37, plus an additional 1/12th additional
                       1/12th of                         of [2.00]%  for each  month
                       [1.50]%  for each  month          thereafter
                       thereafter

Months  49-60          [4.00]%  with respect to          [5.50]% with respect to
                       Month                             Month 49, plus an
                       49, plus an additional  1/12th    additional 1/12th of
                       of                                [1.75]%  for each month
                       [0.75]%  for each month           thereafter
                       thereafter

Months  61-72          [4.75]%  with respect to          [7.25]% with respect to Month
                       Month 61, plus an                 61, plus an additional  1/12th
                       additional 1/12th of              of [0.25]% for each month
                       [0.25]% for each month thereafter thereafter

Months 73 and
thereafter             [5.00]%                           [7.50]%


SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable
     Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the [Class A-II-A], Class A-II-B and the Class M-II Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in January 2004. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [6.75%]. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2005.


                      YIELD MAINTENANCE AGREEMENT SCHEDULE

DISTRIBUTION DATE       NOTIONAL           STRIKE       DISTRIBUTION       NOTIONAL           STRIKE
                       BALANCE ($)         RATE (%)          DATE          BALANCE ($)        RATE (%)
    12/25/2003             n/a              n/a          11/25/2004      [936,600,000]        [5.88]
    1/25/2004        [1,142,800,000]       [5.88]        12/25/2004      [908,300,000]        [6.09]
    2/25/2004        [1,133,100,000]       [5.88]         1/25/2005      [881,000,000]        [5.88]
    3/25/2004        [1,120,800,000]       [6.32]         2/25/2005      [854,400,000]        [5.88]
    4/25/2004        [1,105,900,000]       [5.88]         3/25/2005      [828,600,000]        [6.56]
    5/25/2004        [1,088,500,000]       [6.09]         4/25/2005      [803,600,000]        [5.88]
    6/25/2004        [1,068,600,000]       [5.88]         5/25/2005      [779,400,000]        [6.09]
    7/25/2004        [1,046,300,000]       [6.09]         6/25/2005      [755,900,000]        [5.88]
    8/25/2004        [1,021,600,000]       [5.88]         7/25/2005      [733,100,000]        [6.09]
    9/25/2004         [994,700,000]        [5.88]         8/25/2005      [711,000,000]        [5.88]
    10/25/2004        [965,600,000]        [6.09]         9/25/2005      [676,400,000]        [5.88]

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest or Excess Cashflow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

     (i) With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

     (ii) To the related Class M-1 Certificates;

     (iii) To the related Class M-2 Certificates; and

     (iv) To the related Class M-3 Certificates.

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

     (i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A
          Principal Distributions" until the certificate principal balances thereof are reduced to zero;

     (ii) The related Class M-1 Principal Distribution Amount, to the related Class M-1 Certificates, allocated as described below, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

     (iii)The related Class M-2 Principal Distribution Amount, to the related Class M-2 Certificates, allocated as described below, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

     (iv) The related Class M-3 Principal Distribution Amount, to the related Class M-3 Certificates, allocated as described below, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       PRINCIPAL DISTRIBUTIONS (CONTINUED)
--------------------------------- ----------------------------------------------

CLASSA PRINCIPAL  DISTRIBUTIONS:  The Class A Principal  Distribution Amount for
     Loan Group I will be distributed as follows:

     (i) To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that Distribution Date, until the certificate principal balance thereof is reduced to zero;

     (ii) To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iii)To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

     (iv) To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

     (v) To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

     (vi) To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

     (vii)To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

     The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

     (i) Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, the Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-B Certificates until the certificate principal balance has been reduced to zero; and

     (ii) Any remaining Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-B Certificates until the certificate principal balance thereof has been reduced to zero. Any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTIONS
--------------------------------- ----------------------------------------------

EXCESS CASHFLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cashflow for each loan group will be allocated in the following order of priority:

     (i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

     (ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cashflow from that non-related loan group;

     (iii)To pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

     (iv) To pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cashflow from that non-related loan group;

     (v) To pay to the holders of the related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Compensating Interest on that Distribution Date;

     (vi) To pay to the holders of the non-related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Compensating Interest or Excess Cashflow from that non-related loan group on that Distribution Date;

     (vii)To pay to the holders of the related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

     (viii) To pay to the holders of the non-related Offered Certificates, pro rata, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cashflow from that non-related loan group;

     (ix) To pay to the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable;

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    EXCESS CASHFLOW DISTRIBUTIONS (CONTINUED)
--------------------------------- ----------------------------------------------

     (x) To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cashflow from that non-related loan group;

     (xi) To pay the holders of the related Offered Certificates, pro rata, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

     (xii)To pay the holders of the non-related Offered Certificates, pro rata, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

     (xiii) To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

     (xiv)To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

     (xv) To pay to the holder of the Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------


PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

GROUPA-II-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Mortgage Loans.

GROUPA-II-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Mortgage Loans.

CLASSA-II  INTEREST   DISTRIBUTION  AMOUNT:  With  respect  to  the  Class  A-II
     Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the amounts and priority as follows:

     o First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates from the Group A-II-B Interest Remittance Amount;

     o Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount and to the Class A-II-B Certificates from the Group A-II-A Interest Remittance Amount after taking into account clause first above;

     o Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates from the Principal Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

     o Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-B and to the Class A-II-B Certificates from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cashflow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the OC Target minus the related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i)  The Principal Distribution Amount for that Distribution Date; and

     (ii) The excess, if any, of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

CLASSA-II-A PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the Class A
     Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the Class A
     Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that Distribution Date.

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT: For any Distribution Date, the product
     of  (a)  the  Class  A-I-6  Lockout   Distribution   Percentage   for  that
     Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution
     Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

CLASSA-I-6 LOCKOUT DISTRIBUTION PERCENTAGE: The Class A-I-6 Lockout Distribution
     Percentage is assigned as follows:

     (i)  Between December 2003 and November 2006: 0%;

     (ii) Between December 2006 and November 2008: 45%;

     (iii) Between December 2008 and November 2009: 80%;

     (iv) Between December 2009 and November 2010: 100%;

     (v)  December 2010 and thereafter: 300%.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------


CLASSM-1 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:

     (i)  To Excess  Cashflow  for that loan group for the related  Distribution
          Date;

     (ii) To Excess Cashflow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

     (iii)To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

     (iv) To the overcollateralization for the non-related loan group, until reduced to zero (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

     (v)  To the related Class M-3 Certificates, until reduced to zero;

     (vi) To the related Class M-2 Certificates, until reduced to zero;

     (vii) To the related Class M-1 Certificates, until reduced to zero; and

     (viii) With respect to Loan Group I, among the Class A-I Certificates, on a pro-rata basis, with respect to Loan Group II-A, to the Class A-II-A Certificates and with respect to Loan Group II-B, to the Class A-II-B Certificates.

PRINCIPAL  ALLOCATION  AMOUNT:  With respect to any  Distribution  Date for Loan
     Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cashflow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for Group II Loans, the available Excess Cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL

                             GROUP I MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $650,000,201.83
Number of Loans                                                       5,200

Average Current Loan Balance                                    $125,000.04         $9,997.66     $750,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.49%             6.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.28%             5.00%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.84%             4.52%          13.41%
(1) Weighted Average Remaining Term to Maturity (months)                337               113             360
(1) (3) Weighted Average Credit Score                                   644               476             810
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
(3) 99.89% of the Group I Mortgage Loans have Credit Scores.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           96.54%
                                              Second                                           3.46%

         Property Type                        Single-family detached                          81.22%
                                              Two- to four- family units                       6.08%
                                              Planned Unit Developments
                                              (detached)                                       5.22%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.22%
                                              Planned Unit Developments
                                              (attached)                                       2.13%
                                              Manufactured Home                                1.08%
                                              Townhouse                                        0.92%
                                              Condo High-Rise (9 stories or more)              0.07%
                                              Condo Mid-Rise (5 to 8 stories)                  0.05%
                                              Leasehold                                        0.02%

         Occupancy Status                     Primary Residence                               94.57%
                                              Non Owner-occupied                               4.84%
                                              Second/Vacation                                  0.59%

         Documentation Type                   Full Documentation                              81.26%
                                              Reduced Documentation                           18.74%


         Loans with Prepayment Penalties                                                      77.10%

         Loans serviced by HomeComings                                                        85.43%

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
        CREDIT SCORES MORTGAGE PRINCIPAL GROUP I PRINCIPAL LOAN-TO-VALUE
                       LOANS BALANCE LOANS BALANCE RATIO*
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                                4        152,593        0.02      38,148           46.11
 500 - 519                                 23      1,733,331        0.27      75,362           72.99
 520 - 539                                123     12,324,432        1.90     100,199           74.27
 540 - 559                                278     24,377,742        3.75      87,690           75.27
 560 - 579                                359     33,671,357        5.18      93,792           79.87
 580 - 599                                550     62,022,906        9.54     112,769           79.39
 600 - 619                                896    101,236,569       15.57     112,987           81.71
 620 - 639                                838    104,771,274       16.12     125,025           80.92
 640 - 659                                718     95,080,246       14.63     132,424           80.95
 660 - 679                                496     67,974,415       10.46     137,045           81.68
 680 - 699                                281     39,867,664        6.13     141,878           82.08
 700 - 719                                160     24,039,375        3.70     150,246           79.48
 720 - 739                                158     23,900,103        3.68     151,266           77.28
 740 - 759                                135     24,024,202        3.70     177,957           73.78
 760 or greater                           169     34,085,721        5.24     201,691           68.21
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            5,188   $649,261,931      99.89%    $125,147          79.51%
 Not Available**                           12        738,271        0.11      61,523           57.91
-----------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          79.49%
-----------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

**Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             2,555   $146,979,105      22.61%     $57,526          626       80.01%
100,001 - 200,000                       1,714    242,380,507       37.29     141,412          638        78.78
200,001 - 300,000                         665    161,837,985       24.90     243,365          654        79.56
300,001 - 400,000                         203     69,876,909       10.75     344,221          661        81.40
400,001 - 500,000                          58     25,803,296        3.97     444,884          685        77.55
500,001 - 600,000                           3      1,652,400        0.25     550,800          706        82.69
700,001 - 800,000                           2      1,470,000        0.23     735,000          666        74.39
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                              79    $20,120,106       3.10%    $254,685          749       61.20%
5.000 - 5.499                             200     44,776,287        6.89     223,881          706        71.96
5.500 - 5.999                             448     93,455,858       14.38     208,607          669        77.71
6.000 - 6.499                             722    130,920,317       20.14     181,330          647        79.68
6.500 - 6.999                             705    102,477,292       15.77     145,358          633        80.43
7.000 - 7.499                             792     94,570,701       14.55     119,407          627        81.19
7.500 - 7.999                             675     65,784,521       10.12      97,459          624        81.15
8.000 - 8.499                             510     47,152,649        7.25      92,456          610        81.95
8.500 - 8.999                             336     23,331,976        3.59      69,440          602        84.49
9.000 - 9.499                             206     10,509,194        1.62      51,016          596        84.78
9.500 - 9.999                             130      5,836,055        0.90      44,893          610        86.22
10.000 - 10.499                           114      4,774,563        0.73      41,882          596        86.41
10.500 - 10.999                            66      1,867,458        0.29      28,295          618        98.65
11.000 - 11.499                            15        474,290        0.07      31,619          588        90.48
11.500 - 11.999                            19        501,936        0.08      26,418          602        95.08
12.000 - 12.499                            14        289,639        0.04      20,688          599       100.00
12.500 - 12.999                            67      1,560,737        0.24      23,295          595        99.76
13.000 - 13.499                           102      1,596,622        0.25      15,653          567        99.07
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                              97    $24,653,983       3.79%    $254,165          751       63.57%
5.500 - 5.999                             238     54,470,109        8.38     228,866          706        73.84
6.000 - 6.499                             397     82,632,942       12.71     208,143          669        78.40
6.500 - 6.999                             864    152,304,494       23.43     176,278          644        79.67
7.000 - 7.499                             579     79,865,911       12.29     137,938          632        80.28
7.500 - 7.999                             898    107,348,089       16.52     119,541          626        80.67
8.000 - 8.499                             516     49,468,608        7.61      95,869          620        81.77
8.500 - 8.999                             562     50,704,663        7.80      90,222          609        81.86
9.000 - 9.499                             287     18,839,074        2.90      65,641          597        84.22
9.500 - 9.999                             229     12,355,112        1.90      53,952          592        84.15
10.000 - 10.499                            98      4,937,338        0.76      50,381          594        84.84
10.500 - 10.999                           144      5,701,339        0.88      39,593          604        87.57
11.000 - 11.499                            57      1,874,788        0.29      32,891          609        94.23
11.500 - 11.999                            31        839,317        0.13      27,075          605        97.79
12.000 - 12.499                            18        480,271        0.07      26,682          592        91.97
12.500 - 12.999                            14        328,222        0.05      23,444          599       100.00
13.000 - 13.499                            69      1,599,319        0.25      23,179          595        99.76
13.500 - 13.999                           102      1,596,622        0.25      15,653          567        99.07
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL      GROUP I    PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                              247    $27,877,732       4.29%    $112,865          675
50.01 - 55.00                              99     13,332,406        2.05     134,671          664
55.01 - 60.00                             151     17,911,040        2.76     118,616          653
60.01 - 65.00                             180     22,479,767        3.46     124,888          643
65.01 - 70.00                             320     44,325,304        6.82     138,517          645
70.01 - 75.00                             395     55,414,320        8.53     140,289          635
75.01 - 80.00                           1,151    157,252,449       24.19     136,622          645
80.01 - 85.00                             766    112,998,894       17.38     147,518          639
85.01 - 90.00                             917    138,683,331       21.34     151,236          638
90.01 - 95.00                             321     40,826,225        6.28     127,185          656
95.01 - 100.00                            653     18,898,734        2.91      28,941          636
--------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                821   $174,728,569      26.88%    $212,824          655       76.90%
New York                                  250     52,145,283        8.02     208,581          676        77.32
Florida                                   438     45,590,185        7.01     104,087          631        79.52
Texas                                     440     36,345,223        5.59      82,603          626        78.93
New Jersey                                110     21,912,465        3.37     199,204          664        77.31
Maryland                                  134     20,671,016        3.18     154,261          638        80.81
Illinois                                  147     20,622,081        3.17     140,286          639        80.48
Other                                   2,860    277,985,380       42.77      97,198          634        81.59
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        3,630   $498,947,102      76.76%    $137,451          642       78.27%
Purchase                                1,216    107,666,186       16.56      88,541          657        85.26
Rate/Term Refinance                       354     43,386,914        6.67     122,562          636        79.22
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      4,319   $528,216,242      81.26%    $122,301          641       80.67%
Reduced Documentation                     881    121,783,960       18.74     138,234          654        74.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




OCCUPANCY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       4,823   $614,696,845      94.57%    $127,451          643       79.57%
Non Owner-occupied                        340     31,460,435        4.84      92,531          666        78.22
Second/Vacation                            37      3,842,922        0.59     103,863          635        76.24
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  4,332   $527,949,592      81.22%    $121,872          641       79.65%
Two- to four- family units                221     39,520,521        6.08     178,826          666        77.12
Planned Unit Developments                 226     33,927,302        5.22     150,121          646        80.88
(detached)
Condo Low-Rise (less than 5               155     20,921,281        3.22     134,976          660        76.56
stories)
Planned Unit Developments                 108     13,864,072        2.13     128,371          648        82.93
(attached)
Manufactured Home                          96      6,998,034        1.08      72,896          641        76.95
Townhouse                                  57      5,962,025        0.92     104,597          648        78.81
Condo High-Rise (9 stories or               2        460,126        0.07     230,063          680        80.00
more)
Condo Mid-Rise (5 to 8 stories)             2        297,500        0.05     148,750          602        68.34
Leasehold                                   1         99,750        0.02      99,750          630        95.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      2,552   $367,432,781      56.53%    $143,978          666       79.68%
AX                                      1,679    187,319,795       28.82     111,566          635        80.51
AM                                        558     57,206,628        8.80     102,521          587        79.68
B                                         277     26,209,510        4.03      94,619          559        74.55
C                                          96      9,376,547        1.44      97,672          551        69.72
CM                                         38      2,454,940        0.38      64,604          529        58.24
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

        PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE      GROUP I     BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO*
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 334    $68,470,087      10.53%    $205,000          679       77.01%
24 Months                                 316     46,318,301        7.13     146,577          644        81.53
36 Months                               2,697    372,933,391       57.37     138,277          642        79.39
48 Months                                   4        415,424        0.06     103,856          658        83.89
60 Months                                 115     12,189,980        1.88     106,000          616        78.24
None                                    1,728    148,822,780       22.90      86,124          635        80.28
Other                                       6        850,239        0.13     141,706          626        88.60
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  5,200   $650,000,202     100.00%    $125,000          644       79.49%
---------------------------------------------------------------------------------------------------------------

 *With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                            GROUP II-A MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $568,646,375.81
Number of Loans                                                       4,048

Average Current Loan Balance                                    $140,475.88        $40,800.00     $395,566.55
(1) Weighted Average Original Loan-to-Value Ratio                    82.11%            24.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.12%             4.49%          11.25%
(1) Weighted Average Net Mortgage Rate                                6.60%             3.97%          10.67%
(1) Weighted Average Note Margin                                      6.98%             3.70%          10.75%
(1) Weighted Average Maximum Mortgage Rate                           13.48%            10.55%          18.25%
(1) Weighted Average Minimum Mortgage Rate                            7.33%             4.49%          11.25%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 1              38
(1) Weighted Average Remaining Term to Maturity (months)                360               334             360
(1) (2) Weighted Average Credit Score                                   617               501             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 100.00% of the Group II-A Mortgage Loans have Credit Scores.
--------------------------------------------------------------------------------

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single-family detached                          82.89%
                                              Planned Unit Developments
                                              (detached)                                       6.36%
                                              Two- to four- family units                       4.31%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.01%
                                              Planned Unit Developments
                                              (attached)                                       1.88%
                                              Townhouse                                        0.73%
                                              Manufactured Home                                0.72%
                                              Condo High-Rise (9 stories or more)              0.07%
                                              Condo Mid-Rise (5 to 8 stories)                  0.03%


         Occupancy Status                     Primary Residence                               92.90%
                                              Non Owner-occupied                               6.35%
                                              Second/Vacation                                  0.75%

         Documentation Type                   Full Documentation                              78.90%
                                              Reduced Documentation                           21.10%


         Loans with Prepayment Penalties                                                      69.90%

         Loans serviced by HomeComings                                                        93.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL    GROUP II-A   PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
500 - 519                                  31     $4,096,796       0.72%    $132,155          73.05%
520 - 539                                 144     18,524,697        3.26     128,644           74.46
540 - 559                                 324     43,115,504        7.58     133,073           77.07
560 - 579                                 480     63,315,276       11.13     131,907           80.69
580 - 599                                 548     72,762,777       12.80     132,779           81.81
600 - 619                                 723    102,031,976       17.94     141,123           83.76
620 - 639                                 656     94,460,822       16.61     143,995           83.15
640 - 659                                 491     72,749,630       12.79     148,166           83.46
660 - 679                                 308     46,148,157        8.12     149,832           83.91
680 - 699                                 135     20,671,115        3.64     153,119           82.53
700 - 719                                  85     12,092,862        2.13     142,269           84.08
720 - 739                                  48      7,819,521        1.38     162,907           83.56
740 - 759                                  41      5,454,918        0.96     133,047           83.68
760 or greater                             34      5,402,325        0.95     158,892           83.67
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          82.11%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             1,312   $103,071,759      18.13%     $78,561          610       79.95%
100,001 - 200,000                       2,012    286,787,634       50.43     142,539          616        82.41
200,001 - 300,000                         667    160,631,311       28.25     240,827          623        82.75
300,001 - 400,000                          57     18,155,672        3.19     318,521          630        84.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $268,449       0.05%    $268,449          653       80.00%
4.000 - 4.499                              10      1,726,105        0.30     172,611          675        77.33
4.500 - 4.999                              58     10,542,703        1.85     181,771          677        79.72
5.000 - 5.499                             234     41,402,470        7.28     176,934          647        79.36
5.500 - 5.999                             519     81,372,340       14.31     156,787          636        80.00
6.000 - 6.499                             920    138,494,345       24.36     150,537          628        82.67
6.500 - 6.999                             894    124,144,176       21.83     138,864          614        83.17
7.000 - 7.499                             702     89,999,404       15.83     128,204          600        83.22
7.500 - 7.999                             353     41,539,759        7.31     117,676          587        82.48
8.000 - 8.499                             224     25,446,965        4.48     113,603          578        82.45
8.500 - 8.999                              77      8,472,314        1.49     110,030          574        81.89
9.000 - 9.499                              43      4,030,516        0.71      93,733          567        82.04
9.500 - 9.999                              10        878,534        0.15      87,853          547        70.10
10.000 - 10.499                             2        242,722        0.04     121,361          548        84.02
10.500 - 10.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               1       $160,000       0.03%    $160,000          658       80.00%
4.500 - 4.999                              10      2,087,615        0.37     208,762          675        77.79
5.000 - 5.499                              49      8,851,259        1.56     180,638          683        82.01
5.500 - 5.999                             258     45,382,643        7.98     175,902          653        79.05
6.000 - 6.499                             432     68,248,027       12.00     157,982          637        80.30
6.500 - 6.999                           1,007    152,721,246       26.86     151,660          628        82.63
7.000 - 7.499                             767    105,091,354       18.48     137,016          615        82.98
7.500 - 7.999                             796    103,644,725       18.23     130,207          599        83.05
8.000 - 8.499                             319     37,525,184        6.60     117,634          583        82.52
8.500 - 8.999                             261     29,620,671        5.21     113,489          577        82.14
9.000 - 9.499                              85      9,310,610        1.64     109,537          574        81.82
9.500 - 9.999                              41      3,956,486        0.70      96,500          562        82.64
10.000 - 10.499                            18      1,636,362        0.29      90,909          559        76.79
10.500 - 10.999                             3        324,622        0.06     108,207          545        80.49
11.000 - 11.499                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL    GROUP II-A   PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               83     $9,715,031       1.71%    $117,049          596
50.01 - 55.00                              37      4,486,049        0.79     121,245          591
55.01 - 60.00                              63      7,785,770        1.37     123,584          587
60.01 - 65.00                              89     11,240,649        1.98     126,299          588
65.01 - 70.00                             186     25,336,619        4.46     136,218          591
70.01 - 75.00                             274     37,025,301        6.51     135,129          602
75.01 - 80.00                           1,297    183,798,930       32.32     141,711          625
80.01 - 85.00                             712     98,129,773       17.26     137,823          611
85.01 - 90.00                             945    135,284,431       23.79     143,158          616
90.01 - 95.00                             362     55,843,822        9.82     154,265          643
--------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617
--------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                500    $98,442,280      17.31%    $196,885          628       80.27%
Michigan                                  395     46,495,870        8.18     117,711          610        82.41
Florida                                   297     38,337,197        6.74     129,081          614        81.95
Minnesota                                 222     34,492,691        6.07     155,372          621        83.08
Wisconsin                                 229     27,016,925        4.75     117,978          615        81.98
Illinois                                  178     26,774,534        4.71     150,419          621        81.70
Texas                                     203     24,298,971        4.27     119,699          602        82.99
Colorado                                  121     20,148,598        3.54     166,517          627        82.85
Georgia                                   154     20,129,806        3.54     130,713          617        84.23
Other                                   1,749    232,509,503       40.89     132,939          615        82.44
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        2,438   $342,087,058      60.16%    $140,315          610       81.26%
Purchase                                1,292    183,183,984       32.21     141,783          631        83.60
Rate/Term Refinance                       318     43,375,334        7.63     136,400          618        82.53
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------






MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      3,258   $448,646,932      78.90%    $137,706          611       83.53%
Reduced Documentation                     790    119,999,443       21.10     151,898          641        76.83
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       3,700   $528,255,919      92.90%    $142,772          615       82.16%
Non Owner-occupied                        319     36,112,233        6.35     113,204          655        81.28
Second/Vacation                            29      4,278,224        0.75     147,525          634        83.60
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  3,411   $471,323,335      82.89%    $138,177          616       82.29%
Planned Unit Developments                 212     36,141,154        6.36     170,477          614        82.92
(detached)
Two- to four- family units                160     24,506,709        4.31     153,167          638        79.20
Condo Low-Rise (less than 5               116     17,105,873        3.01     147,464          623        80.72
stories)
Planned Unit Developments                  68     10,711,444        1.88     157,521          619        82.19
(attached)
Townhouse                                  34      4,170,962        0.73     122,675          620        81.12
Manufactured Home                          43      4,112,915        0.72      95,649          615        78.27
Condo High-Rise (9 stories or               3        423,984        0.07     141,328          617        85.82
more)
Condo Mid-Rise (5 to 8 stories)             1        150,000        0.03     150,000          672        73.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      1,844   $269,958,411      47.47%    $146,398          647       84.14%
AX                                      1,032    144,282,743       25.37     139,809          614        82.02
AM                                        627     86,144,711       15.15     137,392          580        82.10
B                                         326     41,126,140        7.23     126,154          559        77.19
C                                         160     20,093,919        3.53     125,587          547        71.59
CM                                         59      7,040,452        1.24     119,330          540        65.23
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 172    $29,763,704       5.23%    $173,045          622       81.10%
24 Months                               1,734    254,542,772       44.76     146,795          621        82.59
36 Months                                 874    111,807,562       19.66     127,926          612        82.36
None                                    1,260    171,138,178       30.10     135,824          615        81.35
Other                                       8      1,394,159        0.25     174,270          619        89.62
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         NOTE MARGINS (%)            LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               2       $468,195       0.08%    $234,098          636       80.00%
4.000 - 4.499                              10      1,551,754        0.27     155,175          656        78.02
4.500 - 4.999                              57      9,588,174        1.69     168,214          658        81.86
5.000 - 5.499                             124     20,778,599        3.65     167,569          624        82.50
5.500 - 5.999                             418     71,583,362       12.59     171,252          626        82.83
6.000 - 6.499                             404     60,878,910       10.71     150,690          628        80.81
6.500 - 6.999                             858    127,646,331       22.45     148,772          634        80.96
7.000 - 7.499                             740     98,148,651       17.26     132,633          620        82.17
7.500 - 7.999                             652     83,829,403       14.74     128,573          608        83.61
8.000 - 8.499                             403     50,291,371        8.84     124,792          585        82.72
8.500 - 8.999                             234     28,217,154        4.96     120,586          580        83.20
9.000 - 9.499                              92     10,113,678        1.78     109,931          565        82.42
9.500 - 9.999                              36      3,593,564        0.63      99,821          559        82.99
10.000 - 10.499                            13      1,453,908        0.26     111,839          547        70.46
10.500 - 10.999                             5        503,322        0.09     100,664          544        72.29
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                             3       $747,858       0.13%    $249,286          663       76.26%
11.000 - 11.999                           155     26,055,550        4.58     168,100          653        78.21
12.000 - 12.999                         1,103    166,911,593       29.35     151,325          637        81.14
13.000 - 13.999                         1,628    230,913,166       40.61     141,839          616        83.10
14.000 - 14.999                           814    105,908,661       18.62     130,109          595        82.51
15.000 - 15.999                           260     29,429,163        5.18     113,189          579        82.12
16.000 - 16.999                            74      7,560,530        1.33     102,169          573        81.56
17.000 - 17.999                            10      1,034,283        0.18     103,428          560        84.64
18.000 - 18.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                               9     $1,870,554       0.33%    $207,839          656       78.81%
5.000 - 5.999                             165     29,762,141        5.23     180,377          649        80.94
6.000 - 6.999                           1,180    186,074,024       32.72     157,690          636        81.27
7.000 - 7.999                           1,692    231,724,434       40.75     136,953          615        82.83
8.000 - 8.999                             807     98,411,611       17.31     121,947          586        82.66
9.000 - 9.999                             166     17,855,304        3.14     107,562          570        82.17
10.000 - 10.999                            28      2,862,737        0.50     102,241          552        74.49
11.000 - 11.999                             1         85,571        0.02      85,571          577        80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         ADJUSTMENT DATE             LOANS        BALANCE    GROUP II-A    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2003-11                                     2       $318,947       0.06%    $159,473          596       87.87%
2004-03                                     1        151,775        0.03     151,775          606        80.00
2004-08                                     1        143,843        0.03     143,843          628        90.00
2004-10                                     1        147,555        0.03     147,555          627        85.00
2004-11                                     1         83,906        0.01      83,906          717        85.00
2005-01                                     1        126,528        0.02     126,528          631        80.00
2005-05                                     1         73,573        0.01      73,573          580        78.00
2005-06                                     2        253,702        0.04     126,851          601        82.96
2005-07                                    17      2,477,372        0.44     145,728          610        83.27
2005-08                                   122     19,517,540        3.43     159,980          615        80.82
2005-09                                 1,006    155,937,688       27.42     155,008          625        82.10
2005-10                                 1,599    215,376,436       37.88     134,694          614        82.76
2005-11                                   321     42,293,899        7.44     131,757          609        80.48
2005-12                                     2        344,700        0.06     172,350          665        73.33
2006-03                                     1        168,680        0.03     168,680          595        80.00
2006-05                                     1        179,749        0.03     179,749          677        95.00
2006-06                                     1        274,887        0.05     274,887          760        80.00
2006-07                                     7        875,468        0.15     125,067          628        78.71
2006-08                                    19      2,510,450        0.44     132,129          612        83.32
2006-09                                   182     25,522,166        4.49     140,232          622        81.44
2006-10                                   557     73,766,269       12.97     132,435          615        82.11
2006-11                                   202     27,926,643        4.91     138,251          616        81.03
2006-12                                     1        174,600        0.03     174,600          658        92.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,048   $568,646,376     100.00%    $140,476          617       82.11%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                            GROUP II-B MORTGAGE LOANS

SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $568,646,402.29
Number of Loans                                                       4,066

Average Current Loan Balance                                    $139,854.01        $17,000.00     $600,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.83%            11.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.11%             4.48%          11.75%
(1) Weighted Average Net Mortgage Rate                                6.59%             3.90%          11.17%
(1) Weighted Average Note Margin                                      6.96%             3.63%          11.63%
(1) Weighted Average Maximum Mortgage Rate                           13.46%            10.48%          17.99%
(1) Weighted Average Minimum Mortgage Rate                            7.32%             4.00%          11.75%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 27                 6              37
(1) Weighted Average Remaining Term to Maturity (months)                360               345             360
(1) (2) Weighted Average Credit Score                                   617               350             802
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.78% of the Group II-B Mortgage Loans have Credit Scores.

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single-family detached                          82.32%
                                              Planned Unit Developments
                                              (detached)                                       6.80%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.86%
                                              Two- to four- family units                       3.65%
                                              Planned Unit Developments
                                              (attached)                                       1.83%
                                              Townhouse                                        0.83%
                                              Manufactured Home                                0.63%
                                              Condo Mid-Rise (5 to 8 stories)                  0.05%
                                              Condo High-Rise (9 stories or more)              0.02%

         Occupancy Status                     Primary Residence                               93.50%
                                              Non Owner-occupied                               5.81%
                                              Second/Vacation                                  0.70%

         Documentation Type                   Full Documentation                              80.08%
                                              Reduced Documentation                           19.92%


         Loans with Prepayment Penalties                                                      69.86%

         Loans serviced by HomeComings                                                        92.56%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE      WEIGHTED
                                                                 OF                      AVERAGE
          CREDIT SCORES            MORTGAGE     PRINCIPAL    GROUP II-B   PRINCIPAL   LOAN-TO-VALUE
                                     LOANS        BALANCE       LOANS      BALANCE        RATIO
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                               18      2,210,850        0.39     122,825           67.50
 500 - 519                                 38      3,457,482        0.61      90,986           73.48
 520 - 539                                209     21,855,209        3.84     104,570           75.00
 540 - 559                                354     42,865,901        7.54     121,090           77.24
 560 - 579                                500     63,797,628       11.22     127,595           82.46
 580 - 599                                527     67,260,418       11.83     127,629           80.85
 600 - 619                                708    100,123,788       17.61     141,418           83.70
 620 - 639                                609     95,538,354       16.80     156,877           83.40
 640 - 659                                481     70,437,414       12.39     146,440           82.65
 660 - 679                                269     41,324,503        7.27     153,623           82.27
 680 - 699                                138     23,930,716        4.21     173,411           84.12
 700 - 719                                 83     14,675,753        2.58     176,816           81.77
 720 - 739                                 57      9,141,006        1.61     160,369           80.12
 740 - 759                                 30      6,110,938        1.07     203,698           82.11
 760 or greater                            28      4,639,495        0.82     165,696           81.84
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            4,049   $567,369,454      99.78%    $140,126          81.87%
 Not Available*                            17      1,276,948        0.22      75,115           66.17
-----------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          81.83%
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
          MORTGAGE LOAN            MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
      PRINCIPAL BALANCES ($)         LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1 - 100,000                             1,624   $111,415,301      19.59%     $68,605          603       79.71%
100,001 - 200,000                       1,650    234,378,598       41.22     142,048          614        82.15
200,001 - 300,000                         538    130,392,338       22.93     242,365          623        82.08
300,001 - 400,000                         218     76,155,227       13.39     349,336          630        83.66
400,001 - 500,000                          32     14,098,689        2.48     440,584          648        82.01
500,001 - 600,000                           4      2,206,250        0.39     551,563          636        76.52
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           RANGE OF NET            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED       WEIGHTED
                                                                                                      AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE   LOAN-TO-VALUE
                                                                LOANS                                  RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $170,175       0.03%    $170,175          689       90.00%
4.000 - 4.499                              12      2,956,733        0.52     246,394          673        74.21
4.500 - 4.999                              60     14,203,890        2.50     236,732          668        79.90
5.000 - 5.499                             239     46,960,460        8.26     196,487          649        78.67
5.500 - 5.999                             500     86,604,786       15.23     173,210          640        80.39
6.000 - 6.499                             857    133,420,603       23.46     155,683          625        81.50
6.500 - 6.999                             802    107,661,276       18.93     134,241          615        83.48
7.000 - 7.499                             666     84,556,975       14.87     126,962          599        84.26
7.500 - 7.999                             415     46,867,485        8.24     112,934          585        82.66
8.000 - 8.499                             291     28,588,502        5.03      98,242          577        82.17
8.500 - 8.999                             111      9,600,587        1.69      86,492          561        80.18
9.000 - 9.499                              66      4,760,565        0.84      72,130          553        76.34
9.500 - 9.999                              29      1,590,053        0.28      54,829          548        73.36
10.000 - 10.499                            13        553,276        0.10      42,560          542        72.85
10.500 - 10.999                             3        108,800        0.02      36,267          520        58.36
11.000 - 11.499                             1         42,237        0.01      42,237          526        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                               1       $170,175       0.03%    $170,175          689       90.00%
4.500 - 4.999                              11      3,149,810        0.55     286,346          675        73.20
5.000 - 5.499                              52     12,277,755        2.16     236,111          674        80.79
5.500 - 5.999                             263     53,530,241        9.41     203,537          653        79.41
6.000 - 6.499                             423     73,122,869       12.86     172,867          640        80.07
6.500 - 6.999                             924    143,283,746       25.20     155,069          626        81.77
7.000 - 7.499                             692     94,687,003       16.65     136,831          616        83.19
7.500 - 7.999                             731     91,590,619       16.11     125,295          599        83.88
8.000 - 8.499                             397     44,960,925        7.91     113,252          582        82.55
8.500 - 8.999                             324     33,142,550        5.83     102,292          578        82.44
9.000 - 9.499                             105      9,217,598        1.62      87,787          557        81.74
9.500 - 9.999                              93      6,863,323        1.21      73,799          554        76.10
10.000 - 10.499                            25      1,593,061        0.28      63,722          539        74.80
10.500 - 10.999                            21        905,690        0.16      43,128          545        73.22
11.000 - 11.499                             2         77,600        0.01      38,800          521        55.70
11.500 - 11.999                             2         73,437        0.01      36,719          522        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
        RANGE OF ORIGINAL          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED
                                                                 OF
     LOAN-TO-VALUE RATIOS (%)      MORTGAGE     PRINCIPAL    GROUP II-B   PRINCIPAL    AVERAGE
                                     LOANS        BALANCE       LOANS      BALANCE   CREDIT SCORE
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                               99     $9,058,221       1.59%     $91,497          603
50.01 - 55.00                              44      4,407,587        0.78     100,172          595
55.01 - 60.00                              75      8,181,286        1.44     109,084          583
60.01 - 65.00                             112     14,451,860        2.54     129,034          599
65.01 - 70.00                             247     29,406,221        5.17     119,054          588
70.01 - 75.00                             328     41,752,932        7.34     127,296          601
75.01 - 80.00                           1,210    178,560,573       31.40     147,571          631
80.01 - 85.00                             660     91,394,349       16.07     138,476          607
85.01 - 90.00                             958    138,928,832       24.43     145,020          613
90.01 - 95.00                             333     52,504,540        9.23     157,671          641
--------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617
--------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        STATE OR TERRITORY         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                516   $118,071,446      20.76%    $228,821          636       80.48%
Michigan                                  409     45,174,012        7.94     110,450          609        81.55
Florida                                   295     36,294,706        6.38     123,033          609        81.09
Minnesota                                 213     34,906,208        6.14     163,879          622        82.04
Illinois                                  192     26,493,291        4.66     137,986          619        81.74
Wisconsin                                 201     23,669,271        4.16     117,758          610        82.40
Texas                                     181     20,755,386        3.65     114,671          599        82.84
Colorado                                  103     18,431,993        3.24     178,951          624        84.88
Georgia                                   129     17,423,479        3.06     135,066          614        83.91
Other                                   1,827    227,426,610       39.99     124,481          611        82.13
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           LOAN PURPOSE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                        2,532   $351,922,789      61.89%    $138,990          609       81.13%
Purchase                                1,252    178,520,841       31.39     142,589          635        83.21
Rate/Term Refinance                       282     38,202,772        6.72     135,471          611        81.89
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        DOCUMENTATION TYPE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                      3,333   $455,372,122      80.08%    $136,625          611       83.04%
Reduced Documentation                     733    113,274,280       19.92     154,535          641        76.99
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
            OCCUPANCY              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                       3,721   $531,669,659      93.50%    $142,884          614       81.95%
Non Owner-occupied                        314     33,014,762        5.81     105,143          658        79.97
Second/Vacation                            31      3,961,982        0.70     127,806          653        81.66
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Single-family detached                  3,424   $468,115,009      82.32%    $136,716          615       81.96%
Planned Unit Developments                 198     38,674,890        6.80     195,328          612        83.01
(detached)
Condo Low-Rise (less than 5               152     21,971,620        3.86     144,550          629        81.76
stories)
Two- to four- family units                140     20,756,954        3.65     148,264          649        78.51
Planned Unit Developments                  64     10,405,131        1.83     162,580          636        81.03
(attached)
Townhouse                                  37      4,718,101        0.83     127,516          617        81.16
Manufactured Home                          48      3,590,164        0.63      74,795          617        75.73
Condo Mid-Rise (5 to 8 stories)             2        296,300        0.05     148,150          654        82.43
Condo High-Rise (9 stories or               1        118,233        0.02     118,233          712        90.00
more)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
           CREDIT GRADE            NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
A4                                      1,746   $267,630,696      47.06%    $153,282          647       83.77%
AX                                        993    143,363,858       25.21     144,374          617        81.82
AM                                        642     83,529,232       14.69     130,108          579        82.03
B                                         402     46,161,805        8.12     114,830          556        77.38
C                                         190     19,435,198        3.42     102,291          550        72.13
CM                                         93      8,525,613        1.50      91,673          523        65.53
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
     PREPAYMENT PENALTY TERM       NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
                                     LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                                 150    $29,938,433       5.26%    $199,590          635       83.51%
24 Months                               1,689    252,348,986       44.38     149,407          622        82.41
36 Months                                 918    112,042,507       19.70     122,051          610        81.64
60 Months                                   9      1,101,810        0.19     122,423          600        83.43
None                                    1,289    171,367,256       30.14     132,946          611        80.82
Other                                      11      1,847,410        0.32     167,946          591        81.88
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
             RANGE OF              NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         NOTE MARGINS (%)            LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                               1       $170,175       0.03%    $170,175          689       90.00%
4.000 - 4.499                              10      2,497,133        0.44     249,713          661        69.16
4.500 - 4.999                              60     11,865,092        2.09     197,752          642        81.38
5.000 - 5.499                             160     29,926,783        5.26     187,042          642        81.35
5.500 - 5.999                             382     74,345,217       13.07     194,621          634        83.09
6.000 - 6.499                             375     59,372,932       10.44     158,328          633        81.33
6.500 - 6.999                             782    117,188,542       20.61     149,857          630        80.48
7.000 - 7.499                             663     91,232,613       16.04     137,606          621        81.41
7.500 - 7.999                             656     82,165,494       14.45     125,252          605        83.71
8.000 - 8.499                             431     48,165,419        8.47     111,753          585        83.10
8.500 - 8.999                             294     32,384,175        5.69     110,150          571        83.35
9.000 - 9.499                             135     11,688,128        2.06      86,579          558        79.66
9.500 - 9.999                              77      5,659,122        1.00      73,495          543        74.99
10.000 - 10.499                            30      1,516,386        0.27      50,546          545        74.08
10.500 - 10.999                             5        233,912        0.04      46,782          570        75.61
11.000 - 11.499                             4        188,580        0.03      47,145          559        68.46
11.500 - 11.999                             1         46,700        0.01      46,700          510        65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


MAXIMUM MORTGAGE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MAXIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                             5     $1,231,830       0.22%    $246,366          632       71.99%
11.000 - 11.999                           161     31,188,016        5.48     193,714          654        79.49
12.000 - 12.999                         1,077    174,382,093       30.67     161,915          639        80.06
13.000 - 13.999                         1,453    209,173,277       36.78     143,960          615        83.25
14.000 - 14.999                           921    110,611,869       19.45     120,100          591        83.06
15.000 - 15.999                           337     33,302,681        5.86      98,821          576        80.87
16.000 - 16.999                            99      8,056,389        1.42      81,378          558        81.70
17.000 - 17.999                            13        700,248        0.12      53,865          538        74.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
         RANGE OF MINIMUM          NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
        MORTGAGE RATES (%)           LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.000 - 4.999                               9     $2,300,176       0.40%    $255,575          642       70.11%
5.000 - 5.999                             180     39,171,943        6.89     217,622          654        81.04
6.000 - 6.999                           1,101    182,833,130       32.15     166,061          638        80.79
7.000 - 7.999                           1,571    217,848,595       38.31     138,669          614        82.73
8.000 - 8.999                             889    101,460,888       17.84     114,129          584        83.18
9.000 - 9.999                             257     22,046,111        3.88      85,783          557        79.11
10.000 - 10.999                            51      2,646,843        0.47      51,899          546        74.87
11.000 - 11.999                             8        338,717        0.06      42,340          541        64.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
        NEXT INTEREST RATE         NUMBER OF                 PERCENTAGE    AVERAGE     WEIGHTED     WEIGHTED
                                                                                                    AVERAGE
                                   MORTGAGE     PRINCIPAL        OF       PRINCIPAL    AVERAGE
         ADJUSTMENT DATE             LOANS        BALANCE    GROUP II-B    BALANCE   CREDIT SCORE LOAN-TO-VALUE
                                                                LOANS                                RATIO
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2004-04                                     1       $139,200       0.02%    $139,200          676       80.00%
2004-07                                     1         93,564        0.02      93,564          577        80.00
2004-11                                     2        139,781        0.02      69,891          613        80.00
2005-01                                     1         35,823        0.01      35,823          649        90.00
2005-03                                     1        380,079        0.07     380,079          557        85.00
2005-05                                     1        146,559        0.03     146,559          600        95.00
2005-07                                    13      1,525,907        0.27     117,377          607        76.29
2005-08                                   134     21,719,404        3.82     162,085          620        81.23
2005-09                                 1,012    156,981,635       27.61     155,120          625        81.81
2005-10                                 1,572    214,433,534       37.71     136,408          614        82.85
2005-11                                   270     35,562,285        6.25     131,712          603        80.45
2005-12                                     2        550,000        0.10     275,000          608        73.93
2006-03                                     1         25,471        0.01      25,471          594        80.00
2006-06                                     3        226,725        0.04      75,575          593        60.15
2006-07                                     6        650,768        0.11     108,461          622        83.50
2006-08                                    19      2,273,006        0.40     119,632          609        83.81
2006-09                                   204     29,614,493        5.21     145,169          627        80.83
2006-10                                   613     76,574,910       13.47     124,918          612        80.86
2006-11                                   210     27,573,257        4.85     131,301          611        80.44
---------------------------------------------------------------------------------------------------------------
TOTAL:                                  4,066   $568,646,402     100.00%    $139,854          617       81.83%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


              NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES


     PERIOD    PAY DATE  NET WAC           PERIOD     PAY DATE   NET WAC
                          RATE(1)                                 RATE(1)
        1      12/25/2003   6.84             11      10/25/2004     6.84
        2      1/25/2004    6.62             12      11/25/2004     6.62
        3      2/25/2004    6.62             13      12/25/2004     6.84
        4      3/25/2004    7.08             14       1/25/2005     6.62
        5      4/25/2004    6.62             15       2/25/2005     6.62
        6      5/25/2004    6.84             16       3/25/2005     7.33
        7      6/25/2004    6.62             17       4/25/2005     6.62
        8      7/25/2004    6.84             18       5/25/2005     6.84
        9      8/25/2004    6.62             19       6/25/2005     6.62
       10      9/25/2004    6.62             20       7/25/2005     6.84

(1) Run at the pricing speed to call.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

NET WAC RATE  RELATED  TO THE  CLASS  [A-II-A],  CLASS  A-II-B  AND  CLASS  M-II
CERTIFICATES

---------------------------------------------------------------------------------------------
     PERIOD     PAY DATE  NET WAC     NET WAC       PERIOD      PAY DATE   NET WAC   NET WAC
                           RATE(1)    RATE(2)                               RATE(1)   RATE(2)
---------------------------------------------------------------------------------------------
        1      12/25/2003   6.59        6.59          35       10/25/2006    7.72      10.96
        2      1/25/2004    6.38        7.25          36       11/25/2006    7.47      10.61
        3      2/25/2004    6.38        7.25          37       12/25/2006    7.72      10.96
        4      3/25/2004    6.82        7.25          38       1/25/2007     7.47      10.61
        5      4/25/2004    6.38        7.25          39       2/25/2007     7.47      10.77
        6      5/25/2004    6.59        7.25          40       3/25/2007     8.27      12.09
        7      6/25/2004    6.38        7.25          41       4/25/2007     7.47      11.71
        8      7/25/2004    6.59        7.25          42       5/25/2007     7.72      12.10
        9      8/25/2004    6.38        7.25          43       6/25/2007     7.47      11.71
       10      9/25/2004    6.38        7.25          44       7/25/2007     7.72      12.10
       11      10/25/2004   6.59        7.25          45       8/25/2007     7.47      11.87
       12      11/25/2004   6.38        7.25          46       9/25/2007     7.47      12.02
       13      12/25/2004   6.59        7.25          47       10/25/2007    7.72      12.58
       14      1/25/2005    6.38        7.25          48       11/25/2007    7.47      12.18
       15      2/25/2005    6.38        7.25          49       12/25/2007    7.72      12.58
       16      3/25/2005    7.06        7.25          50       1/25/2008     7.47      12.18
       17      4/25/2005    6.38        7.25          51       2/25/2008     7.47      12.33
       18      5/25/2005    6.59        7.25          52       3/25/2008     7.99      13.35
       19      6/25/2005    6.38        7.25          53       4/25/2008     7.47      12.49
       20      7/25/2005    6.59        7.25          54       5/25/2008     7.72      12.90
       21      8/25/2005    6.38        7.25          55       6/25/2008     7.47      12.49
       22      9/25/2005    6.38        7.25          56       7/25/2008     7.72      12.90
       23      10/25/2005   7.26        8.41          57       8/25/2008     7.47      12.51
       24      11/25/2005   7.02        8.14          58       9/25/2008     7.47      12.53
       25      12/25/2005   7.26        8.41          59       10/25/2008    7.72      12.95
       26      1/25/2006    7.02        8.14          60       11/25/2008    7.47      12.53
       27      2/25/2006    7.03        8.15          61       12/25/2008    7.72      12.95
       28      3/25/2006    7.78        9.03          62       1/25/2009     7.47      12.53
       29      4/25/2006    7.03        8.94          63       2/25/2009     7.47      12.53
       30      5/25/2006    7.26        9.24          64       3/25/2009     8.27      13.87
       31      6/25/2006    7.03        8.94          65       4/25/2009     7.47      12.53
       32      7/25/2006    7.26        9.24          66       5/25/2009     7.72      12.95
       33      8/25/2006    7.25        9.38          67       6/25/2009     7.47      12.53
       34      9/25/2006    7.47        9.82          68       7/25/2009       -       12.95

(1) Assumes 1-month LIBOR remains constant at 1.12% and 6-month LIBOR remains constant at 1.27% and run at the pricing speed to call.

(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call. Assumes payments are received from the Yield Maintenance Agreement.

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

CLASS A-I-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                   8.70        1.48        1.11        0.90         0.78        0.69
  Modified Duration (at par)             8.02        1.46        1.09        0.89         0.77        0.69
  First Principal Payment Date        12/25/2003  12/25/2003  12/25/2003  12/25/2003   12/25/2003  12/25/2003
  Last Principal Payment Date         2/25/2020   11/25/2006   1/25/2006   7/25/2005   4/25/2005    1/25/2005
  Principal Payment Window (Months)      195          36          26          20           17          14

CLASS A-I-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  18.90        3.92        2.71        2.10         1.72        1.46
  Modified Duration (at par)            14.46        3.67        2.58        2.01         1.66        1.42
  First Principal Payment Date        2/25/2020   11/25/2006   1/25/2006   7/25/2005   4/25/2005    1/25/2005
  Last Principal Payment Date         5/25/2025   10/25/2008   3/25/2007   6/25/2006   12/25/2005   8/25/2005
  Principal Payment Window (Months)       64          24          15          12           9            8

CLASS A-I-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  23.38        6.20        4.06        3.00         2.37        1.99
  Modified Duration (at par)            15.94        5.50        3.74        2.81         2.24        1.89
  First Principal Payment Date        5/25/2025   10/25/2008   3/25/2007   6/25/2006   12/25/2005   8/25/2005
  Last Principal Payment Date         12/25/2028  3/25/2012   11/25/2008   7/25/2007   7/25/2006    2/25/2006
  Principal Payment Window (Months)       44          42          21          14           8            7

CLASS A-I-4
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  26.70       11.83        7.55        5.00         3.61        2.60
  Modified Duration (at par)            15.13        8.90        6.20        4.36         3.26        2.40
  First Principal Payment Date        12/25/2028  3/25/2012   11/25/2008   7/25/2007   7/25/2006    2/25/2006
  Last Principal Payment Date         12/25/2031  6/25/2019    2/25/2015   9/25/2011   11/25/2008  11/25/2006
  Principal Payment Window (Months)       37          88          76          51           29          10

CLASS A-I-5
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption         0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  28.08       15.58        11.25       8.55         6.25        4.58
  Modified Duration (at par)            13.78       10.13        8.13        6.62         5.13        3.93
  First Principal Payment Date        12/25/2031  6/25/2019    2/25/2015   9/25/2011   11/25/2008  11/25/2006
  Last Principal Payment Date         12/25/2031  6/25/2019    2/25/2015   6/25/2012   9/25/2010    6/25/2009
  Principal Payment Window (Months)       1           1            1          10           23          32

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

CLASS A-I-6
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  13.15       7.73         6.98        6.50         5.95        5.31
  Modified Duration (at par)            9.36        6.26         5.77        5.45         5.07        4.61
  First Principal Payment Date       12/25/2006  12/25/2006   12/25/2006   1/25/2007   5/25/2007   10/25/2007
  Last Principal Payment Date        12/25/2031   6/25/2019   2/25/2015    6/25/2012   9/25/2010    6/25/2009
  Principal Payment Window (Months)      301         151          99          66           41          21

CLASS M-I-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.23       10.62        7.52        5.73         4.75        4.28
  Modified Duration (at par)            13.60       7.77         5.95        4.76         4.07        3.73
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   2/25/2007    5/25/2007
  Last Principal Payment Date        12/25/2031   6/25/2019   2/25/2015    6/25/2012   9/25/2010    6/25/2009
  Principal Payment Window (Months)      96          124          91          67           44          26

CLASS M-I-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.23       10.62        7.52        5.73         4.70        4.13
  Modified Duration (at par)            12.94       7.56         5.83        4.68         3.97        3.57
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   1/25/2007    2/25/2007
  Last Principal Payment Date        12/25/2031   6/25/2019   2/25/2015    6/25/2012   9/25/2010    6/25/2009
  Principal Payment Window (Months)      96          124          91          67           45          29

CLASS M-I-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.23       10.62        7.52        5.73         4.68        4.06
  Modified Duration (at par)            11.91       7.22         5.63        4.55         3.86        3.43
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   12/25/2006   1/25/2007
  Last Principal Payment Date        12/25/2031   6/25/2019   2/25/2015    6/25/2012   9/25/2010    6/25/2009
  Principal Payment Window (Months)      96          124          91          67           46          30

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)

CLASS A-II-B
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC      50% PPC      75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 18.33        4.00         2.74        2.01         1.49        1.26
  Modified Duration (at par)           15.60        3.78         2.64        1.96         1.46        1.24
  First Principal Payment Date       12/25/2003  12/25/2003   12/25/2003  12/25/2003   12/25/2003  12/25/2003
  Last Principal Payment Date        8/25/2032   5/25/2015    7/25/2011    6/25/2009   2/25/2008    5/25/2006
  Principal Payment Window (Months)     345         138           92          67           51          30

CLASS M-II-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC      50% PPC      75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.43        7.66         5.18        4.34         4.23        3.31
  Modified Duration (at par)           20.98        7.06         4.89        4.14         4.05        3.19
  First Principal Payment Date       4/25/2026   9/25/2007    1/25/2007    5/25/2007   11/25/2007   5/25/2006
  Last Principal Payment Date        8/25/2032   5/25/2015    7/25/2011    6/25/2009   2/25/2008    3/25/2007
  Principal Payment Window (Months)      77          93           55          26           4           11

CLASS M-II-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC      50% PPC      75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.43        7.66         5.16        4.13         3.84        3.20
  Modified Duration (at par)           18.97        6.80         4.75        3.87         3.61        3.04
  First Principal Payment Date       4/25/2026   9/25/2007    12/25/2006   2/25/2007   4/25/2007   10/25/2006
  Last Principal Payment Date        8/25/2032   5/25/2015    7/25/2011    6/25/2009   2/25/2008    3/25/2007
  Principal Payment Window (Months)      77          93           56          29           11           6

CLASS M-II-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC      50% PPC      75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.43        7.66         5.15        4.05         3.57        2.93
  Modified Duration (at par)           15.68        6.32         4.50        3.64         3.25        2.71
  First Principal Payment Date       4/25/2026   9/25/2007    12/25/2006   1/25/2007   1/25/2007    7/25/2006
  Last Principal Payment Date        8/25/2032   5/25/2015    7/25/2011    6/25/2009   2/25/2008    3/25/2007
  Principal Payment Window (Months)      77          93           56          30           14           9

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

CLASS A-I-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  8.70        1.48         1.11        0.90         0.78        0.69
  Modified Duration (at par)            8.02        1.46         1.09        0.89         0.77        0.69
  First Principal Payment Date       12/25/2003  12/25/2003   12/25/2003  12/25/2003   12/25/2003  12/25/2003
  Last Principal Payment Date         2/25/2020  11/25/2006   1/25/2006    7/25/2005   4/25/2005    1/25/2005
  Principal Payment Window (Months)      195         36           26          20           17          14

CLASS A-I-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  18.90       3.92         2.71        2.10         1.72        1.46
  Modified Duration (at par)            14.46       3.67         2.58        2.01         1.66        1.42
  First Principal Payment Date        2/25/2020  11/25/2006   1/25/2006    7/25/2005   4/25/2005    1/25/2005
  Last Principal Payment Date         5/25/2025  10/25/2008   3/25/2007    6/25/2006   12/25/2005   8/25/2005
  Principal Payment Window (Months)      64          24           15          12           9            8

CLASS A-I-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  23.38       6.20         4.06        3.00         2.37        1.99
  Modified Duration (at par)            15.94       5.50         3.74        2.81         2.24        1.89
  First Principal Payment Date        5/25/2025  10/25/2008   3/25/2007    6/25/2006   12/25/2005   8/25/2005
  Last Principal Payment Date        12/25/2028   3/25/2012   11/25/2008   7/25/2007   7/25/2006    2/25/2006
  Principal Payment Window (Months)      44          42           21          14           8            7

CLASS A-I-4
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  26.70       11.84        7.55        5.00         3.61        2.60
  Modified Duration (at par)            15.13       8.90         6.20        4.36         3.26        2.40
  First Principal Payment Date       12/25/2028   3/25/2012   11/25/2008   7/25/2007   7/25/2006    2/25/2006
  Last Principal Payment Date         2/25/2032  12/25/2019   5/25/2015    9/25/2011   11/25/2008  11/25/2006
  Principal Payment Window (Months)      39          94           79          51           29          10

CLASS A-I-5
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  28.89       20.61       15.41        11.72        8.18        5.05
  Modified Duration (at par)            13.94       11.83        9.95        8.27         6.25        4.22
  First Principal Payment Date        2/25/2032  12/25/2019   5/25/2015    9/25/2011   11/25/2008  11/25/2006
  Last Principal Payment Date         5/25/2033   5/25/2031   1/25/2027    4/25/2022   9/25/2018    2/25/2016
  Principal Payment Window (Months)      16          138         141          128         119          112

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                           BOND SUMMARY (TO MATURITY)

CLASS A-I-6
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  13.15       7.75         7.03        6.64         6.50        6.59
  Modified Duration (at par)            9.36        6.26         5.79        5.54         5.45        5.51
  First Principal Payment Date       12/25/2006  12/25/2006   12/25/2006   1/25/2007   5/25/2007   10/25/2007
  Last Principal Payment Date         3/25/2033   3/25/2031   11/25/2026   2/25/2022   7/25/2018   12/25/2015
  Principal Payment Window (Months)      316         292         240          182         135          99

CLASS M-I-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.38       11.50        8.23        6.29         5.19        4.65
  Modified Duration (at par)            13.63       8.09         6.29        5.07         4.35        3.98
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   2/25/2007    5/25/2007
  Last Principal Payment Date         3/25/2033   8/25/2028   2/25/2023   10/25/2018   11/25/2015   9/25/2013
  Principal Payment Window (Months)      111         234         187          143         106          77

CLASS M-I-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.37       11.41        8.14        6.22         5.09        4.46
  Modified Duration (at par)            12.97       7.83         6.11        4.94         4.21        3.78
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   1/25/2007    2/25/2007
  Last Principal Payment Date         2/25/2033   3/25/2027   7/25/2021    7/25/2017   10/25/2014  11/25/2012
  Principal Payment Window (Months)      110         217         168          128          94          70

CLASS M-I-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption          0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                  25.34       11.18        7.94        6.06         4.94        4.28
  Modified Duration (at par)            11.92       7.39         5.81        4.72         4.01        3.57
  First Principal Payment Date        1/25/2024   3/25/2009   8/25/2007   12/25/2006   12/25/2006   1/25/2007
  Last Principal Payment Date        11/25/2032  12/25/2024   5/25/2019   11/25/2015   6/25/2013    9/25/2011
  Principal Payment Window (Months)      107         190         142          108          79          57

--------------------------------------------------------------------------------
RESIDENTIAL ASSET SECURITIES CORPORATION                                GMAC RFC
HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS10 $1,796,750,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)

CLASS A-II-B
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP     17.25%      23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC       50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 18.37        4.30         2.95        2.17         1.57        1.26
  Modified Duration (at par)           15.63        4.03         2.82        2.09         1.53        1.24
  First Principal Payment Date       12/25/2003  12/25/2003   12/25/2003  12/25/2003   12/25/2003  12/25/2003
  Last Principal Payment Date        9/25/2033    6/25/2027    7/25/2020   2/25/2016   3/25/2013    5/25/2006
  Principal Payment Window (Months)     358          283          200         147         112          30

CLASS M-II-1
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP     17.25%      23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC       50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.54        8.40         5.70        4.72         5.06        4.64
  Modified Duration (at par)           21.05        7.64         5.33        4.48         4.80        4.41
  First Principal Payment Date       4/25/2026    9/25/2007    1/25/2007   5/25/2007   11/25/2007   5/25/2006
  Last Principal Payment Date        8/25/2033    1/25/2024    9/25/2017  12/25/2013   8/25/2011    3/25/2011
  Principal Payment Window (Months)      89          197          129         80           46          59

CLASS M-II-2
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP     17.25%      23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC       50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.53        8.30         5.60        4.45         4.09        3.41
  Modified Duration (at par)           19.02        7.26         5.10        4.14         3.83        3.23
  First Principal Payment Date       4/25/2026    9/25/2007   12/25/2006   2/25/2007   4/25/2007   10/25/2006
  Last Principal Payment Date        7/25/2033    3/25/2022    5/25/2016  12/25/2012   10/25/2010   4/25/2009
  Principal Payment Window (Months)      88          175          114         71           43          31

CLASS M-II-3
---------------------------------------------------------------------------------------------------------------
Prepayment Pricing Assumption        0% HEP      11.50% HEP     17.25%      23% HEP    28.75% HEP  34.50% HEP
                                       0%PPC       50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
  Average Life (Years)                 26.50        8.06         5.42        4.24         3.72        3.05
  Modified Duration (at par)           15.70        6.57         4.69        3.79         3.38        2.81
  First Principal Payment Date       4/25/2026    9/25/2007   12/25/2006   1/25/2007   1/25/2007    7/25/2006
  Last Principal Payment Date        4/25/2033    8/25/2019    6/25/2014   7/25/2011   10/25/2009   6/25/2008
  Principal Payment Window (Months)      85          144          91          55           34          24